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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2009

                               CNB Financial Corp.
                               -------------------
             (Exact name of registrant as specified in its charter)

       Massachusetts                    0-51685                  20-3801620
       -------------                    -------                  ----------
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

             33 Waldo Street, PO Box 830, Worcester, MA      01613-0830
             ----------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)


                                 (508) 752-4800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            ------------

        On November 12, 2009, CNB Financial Corp. (the "Company") announced that the Office of Thrift Supervision has approved the Company's pending merger with United Financial Bancorp, Inc. The press release also announced that the merger is expected to close on November 30, 2009 and provided the expected election results. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)-(c) Not applicable.

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press release dated November 12, 2009


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CNB FINANCIAL CORP.
                               -------------------
                               (Registrant)


November 12, 2009              By: /s/ Charles R. Valade
                                   ----------------------------------------
                                   Charles R. Valade
                                   President and Chief Executive Officer